SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                               December 18, 2002
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                                 Date of Report

                  American Mortgage Acceptance Company
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             (Exact name of Registrant as specified in its charter)

                                 MASSACHUSETTS
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                 (State or other jurisdiction of incorporation)

             0-23972                                     13-6972380
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     (Commission File No.)                (IRS Employer Identification
Number)

                      625 Madison Avenue, New York, NY 10022
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                    (Address of Principal Executive Offices)

                                  (212) 421-5333
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              (Registrant's Telephone Number, Including Area Code)


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Item 5.   OTHER EVENTS
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        On December 18, 2002, American Mortgage Acceptance Company (the
"Company") issued a press release commenting on the proposed acquisition by Charter Municipal Mortgage Acceptance Company of Related Capital Company, a privately held general partnership. The press release is included as Exhibit
99.1 hereto and is incorporated herein by reference. The press release contains forward-looking statements regarding the Company and includes a cautionary statement identifying important factors that could cause actual results to differ materially from those anticipated.






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Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS, AND EXHIBITS
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(c)  Exhibits
     --------

Exhibit
Number                            Description
-------                           -----------

99.1 Press Release of American Mortgage Acceptance Company, dated December 18, 2002








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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date:  December 18, 2002

                                       AMERICAN MORTGAGE ACCEPTANCE COMPANY

                                       By:  /s/ Stuart J. Boesky
                                          ------------------------------------
                                          Stuart J. Boesky
                                          Chief Executive Officer and
President


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                                 EXHIBIT INDEX

Exhibit
Number                            Description
-------                           -----------

99.1 Press Release of American Mortgage Acceptance Company, dated December 18, 2002








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